UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 19, 2014

SYNOPSYS, INC.

(Exact name of Registrant as specified in charter)

Delaware	000-19807	56-1546236
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 East Middlefield Road

Mountain View, California 94043

(Address of principal executive offices)

Registrant’s telephone number, including area code: (650) 584-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

John F. (Rick) Runkel, Jr. was appointed General Counsel and Corporate Secretary of Synopsys, Inc., effective May 19, 2014.

Mr. Runkel previously served as Executive Vice President, Chief Legal Officer, and Corporate Secretary of Affymetrix, Inc. from 2008 to 2013. Prior to that, he was Senior Vice President, General Counsel, and Corporate Secretary of Intuitive Surgical, Inc. and held various positions at VISX, Inc., most recently Senior Vice President, Business Development and General Counsel. Mr. Runkel was a partner at the law firm of Sheppard, Mullin, Richter & Hampton LLP for eleven years, specializing in complex commercial litigation. He holds a Juris Doctorate and Bachelor of Arts from the University of California, Los Angeles.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNOPSYS, INC.

Dated: May 19, 2014	By:	/s/ BRIAN M. BEATTIE
Brian M. Beattie
Chief Financial Officer